     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 23, 1997

                                                       REGISTRATION NO. 333-
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                ---------------
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                                ---------------
                        Interstate Bakeries Corporation
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
              DELAWARE                           43-1470322
      (STATE OF INCORPORATION)                (I.R.S. EMPLOYER
                                           IDENTIFICATION NUMBER)
                           12 EAST ARMOUR BOULEVARD
                          KANSAS CITY, MISSOURI 64111
                                (816) 502-4000
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                                ---------------
                            RAY SANDY SUTTON, ESQ.
            VICE PRESIDENT, CORPORATE SECRETARY AND GENERAL COUNSEL
                           12 EAST ARMOUR BOULEVARD
                          KANSAS CITY, MISSOURI 64111
                                (816) 502-4000
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
                       AREA CODE, OF AGENT FOR SERVICE)
                                ---------------
                                  Copies to:
  JOHN P. DENNEEN,        MICHAEL G. CAMERON, ESQ.        RAYMOND W. WAGNER,
        ESQ.            SHOOK, HARDY & BACON L.L.P.              ESQ.
   BRYAN CAVE LLP          ONE KANSAS CITY PLACE           SIMPSON THACHER &
  ONE METROPOLITAN            1200 MAIN STREET                 BARTLETT
       SQUARE              KANSAS CITY, MISSOURI         425 LEXINGTON AVENUE
 211 NORTH BROADWAY              64105-2118               NEW YORK, NEW YORK
 ST. LOUIS, MISSOURI           (816) 474-6550                    10017
        63102                                               (212) 455-2568
   (314) 259-2265
                                ---------------
  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.
  If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]
  If any of the securities being registered on this form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]
  If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration No. 333-27961
  If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                        CALCULATION OF REGISTRATION FEE
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
     TITLE OF EACH CLASS OF            PROPOSED MAXIMUM AGGREGATE                 AMOUNT OF
   SECURITIES TO BE REGISTERED               OFFERING PRICE                  REGISTRATION FEE(1)
------------------------------------------------------------------------------------------------
Common Stock, $.01 par value                 $79,953,687.50                       $24,228.39
------------------------------------------------------------------------------------------------

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(1) Calculated pursuant to Rule 457(o) of the Securities Act based on 1/33 of
    1% of $79,953,687.50.
                                ---------------
               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

  THIS REGISTRATION STATEMENT IS BEING FILED TO REGISTER $79,953,687.50 OF COMMON STOCK OF INTERSTATE BAKERIES CORPORATION, A DELAWARE CORPORATION (THE "REGISTRANT"), PURSUANT TO RULE 462(B) UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE INFORMATION IN THE REGISTRANT'S EARLIER EFFECTIVE REGISTRATION STATEMENT (REGISTRATION NO. 333-27961) IS INCORPORATED HEREIN BY REFERENCE.

  The required opinions and consents are listed on the Exhibit Index attached hereto and filed herewith.

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

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE ACT, THE COMPANY CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF KANSAS CITY, STATE OF MISSOURI, ON JULY 23, 1997.

                                          Interstate Bakeries Corporation

                                                 /s/ Charles A. Sullivan
                                          By: _________________________________
                                          Name: Charles A. Sullivan
                                          Title:  Chairman of the Board and
                                                Chief Executive Officer

                               POWER OF ATTORNEY

  Know all men by these presents, that each person whose signature appears below constitutes and appoints Ray Sandy Sutton his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----
    /s/ Charles A. Sullivan          Chairman of the Board,          July 23, 1997
____________________________________  Chief Executive Officer and
        Charles A. Sullivan           Director (Principal
                                      Executive Officer)

      /s/ G. Kenneth Baum                      Director              July 23, 1997
____________________________________
          G. Kenneth Baum

        /s/ Leo Benatar                        Director              July 23, 1997
____________________________________
            Leo Benatar

   /s/ E. Garrett Bewkes, Jr.                  Director              July 23, 1997
____________________________________
       E. Garrett Bewkes, Jr.

       /s/ Philip Briggs                       Director              July 23, 1997
____________________________________
           Philip Briggs

   /s/ Robert B. Calhoun, Jr.                  Director              July 23, 1997
____________________________________
       Robert B. Calhoun, Jr.

      /s/ Frank E. Horton                      Director              July 23, 1997
____________________________________
          Frank E. Horton


             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----
                                               Director
____________________________________
         William P. Stiritz

     /s/ James R. Elsesser                     Director              July 23, 1997
____________________________________
         James R. Elsesser

       /s/ Paul E. Yarick            Vice President and Treasurer    July 23, 1997
____________________________________  (Principal Financial
           Paul E. Yarick             Officer)
      /s/ John F. McKenny            Vice President and Corporate    July 23, 1997
____________________________________  Controller (Principal
          John F. McKenny             Accounting Officer)

                                 EXHIBIT INDEX

 EXHIBIT
   NO.                        DESCRIPTION OF EXHIBIT                       PAGE
 -------                      ----------------------                       ----
  5.1    Opinion of Shook, Hardy & Bacon L.L.P.
 23.1    Consent of Deloitte & Touche LLP.
 23.2    Consent of Shook, Hardy & Bacon L.L.P. (included in Exhibit
         5.1).                                                             n/a
 24.1    Power of Attorney (included on signature pages hereto).           n/a
 99.1    Form of Letter Agreement dated July 22, 1997 between Interstate
         Bakeries Corporation and Ralston Purina Company.